-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): April 15, 2003


     Bear Stearns Asset Backed Funding Inc. (as depositor under the Sales and Servicing Agreement, dated as of December 12, 2002, providing for, inter alia, the issuance of Whole Auto Loan Trust 2002-1)

                     BEAR STEARNS ASSET BACKED FUNDING INC
                          Whole Auto Loan Trust 2002-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-99207-01                22-3863780
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust. This report and exhibit is being filed, pursuant to the terms of agreements dated December 12, 2002. Bear Stearns Asset Backed Funding Inc. entered into (1) an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding
Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2002-1 (the "Trust") and (2) a Receivables Purchase Agreement (the "Receivables Purchase Agreement"), between Whole Auto Loan Trust, as seller, and Bear Stearns Asset Backed Funding Inc., as purchaser. Also on December 12, 2002, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     On April 15, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on April 15, 2003 as Exhibit 99.1.

Bear Stearns Asset Backed Funding Inc.
Whole Auto Loan Trust 2002-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein



Date:  April 18, 2003              By: /s/ Craig Kantor
                                        -----------------------------
                                        Craig Kantor
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2002-1
                        Statement to Certificateholders
                                April 15, 2003


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL               PRIOR                                                                        CURRENT
               FACE                  PRINCIPAL                                                                   PRINCIPAL
   CLASS       VALUE                 BALANCE         PRINCIPAL        INTEREST              TOTAL                 BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1          850,000,000.00     410,947,899.58     116,016,562.12      470,078.74        116,486,640.86        294,931,337.46
A2          956,875,000.00     956,875,000.00               0.00    1,499,104.17          1,499,104.17        956,875,000.00
A3          634,550,000.00     634,550,000.00               0.00    1,374,858.33          1,374,858.33        634,550,000.00
A4          353,212,000.00     353,212,000.00               0.00      894,803.73            894,803.73        353,212,000.00
B            72,777,000.00      72,777,000.00               0.00      176,484.23            176,484.23         72,777,000.00
C            29,110,000.00      29,110,000.00               0.00      104,068.25            104,068.25         29,110,000.00
D            72,777,000.00      72,777,000.00               0.00      363,885.00            363,885.00         72,777,000.00
CERT                  0.00               0.00               0.00            0.00                  0.00                  0.00
TOTALS    2,969,301,000.00   2,530,248,899.58     116,016,562.12    4,883,282.45        120,899,844.57      2,414,232,337.46

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       PRIOR                                                                  CURRENT
                       PRINCIPAL                                                              PRINCIPAL                 PASS-THRU
CLASS     CUSIP        FACTOR             PRINCIPAL        INTEREST          TOTAL            FACTOR       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
A1       96683MAA1        483.46811715   136.49007308     0.55303381   137.04310689          346.97804407     A1         1.420000 %
A2       96683MAB9      1,000.00000000     0.00000000     1.56666667     1.56666667        1,000.00000000     A2         1.880000 %
A3       96683MAC7      1,000.00000000     0.00000000     2.16666666     2.16666666        1,000.00000000     A3         2.600000 %
A4       96683MAD5      1,000.00000000     0.00000000     2.53333332     2.53333332        1,000.00000000     A4         3.040000 %
B        96683MAE3      1,000.00000000     0.00000000     2.42500007     2.42500007        1,000.00000000     B          2.910000 %
C        96683MAF0      1,000.00000000     0.00000000     3.57500000     3.57500000        1,000.00000000     C          4.290000 %
D        96683MAG8      1,000.00000000     0.00000000     5.00000000     5.00000000        1,000.00000000     D          6.000000 %
TOTALS                    852.13620969    39.07201126     1.64458991    40.71660117          813.06419843
---------------------------------------------------------------------------------------------------------  ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Joshua Goldberg
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5416
                              Fax: (212) 623-5932
                      Email: Joshua.Goldberg@JPMChase.com
             ------------------------------------------------------



      RECEIVABLES
                              Beginning Receivables Balance                                               2,588,891,601.80
                              Ending Receivables Balance                                                  2,476,931,611.03
                              Beginning Number of Contracts                                                        172,008
                              Ending Number of Contracts                                                           168,155

      COLLECTIONS
                              Interest:
                              Interest Collections                                                           12,588,698.29
                              Reinvestment Income                                                               100,038.15
                              Repurchased Loan Proceeds Related to Interest                                           0.00
                              Total Interest Collections                                                     12,688,736.44

                              Principal:
                              Principal Collections                                                          72,726,470.51
                              Prepayments in Full                                                            36,171,777.45
                              Repurchased Loan Proceeds Related to Principal                                          0.00
                              Total Principal Collections                                                   108,898,247.96

                              Recoveries and Liquidation Proceeds                                             1,513,418.02

                              Total Collections                                                             123,100,402.42

                              Principal Losses for Collection Period                                          3,061,742.81

      DISTRIBUTIONS
      Fees:
                              Receivable Servicers                                                            2,157,409.66
                              Data Administration and Reporting Fees:                                            43,148.19
                              Other Fees:                                                                             0.00
                              Total Fees:                                                                     2,200,557.85

      Interest Distribution Amounts
                              Interest Due - Class A-1                                                          470,078.74
                              Interest Paid - Class A-1                                                         470,078.74
                              Shortfall - Class A-1                                                                   0.00
                              Carryover Shortfall - Class A-1                                                         0.00
                              Change in Carryover Shortfall - Class A-1                                               0.00

                              Interest Due - Class A-2                                                        1,499,104.17
                              Interest Paid - Class A-2                                                       1,499,104.17
                              Shortfall - Class A-2                                                                   0.00
                              Carryover Shortfall - Class A-2                                                         0.00
                              Change in Carryover Shortfall - Class A-2                                               0.00

                              Interest Due - Class A-3                                                        1,374,858.33
                              Interest Paid - Class A-3                                                       1,374,858.33
                              Shortfall - Class A-3                                                                   0.00
                              Carryover Shortfall - Class A-3                                                         0.00
                              Change in Carryover Shortfall - Class A-3                                               0.00

                              Interest Due - Class A-4                                                          894,803.73
                              Interest Paid - Class A-4                                                         894,803.73
                              Shortfall - Class A-4                                                                   0.00
                              Carryover Shortfall - Class A-4                                                         0.00
                              Change in Carryover Shortfall - Class A-4                                               0.00

                              Interest Due - Class B                                                            176,484.23
                              Interest Paid - Class B                                                           176,484.23
                              Shortfall - Class B                                                                     0.00
                              Carryover Shortfall - Class B                                                           0.00
                              Change in Carryover Shortfall - Class B                                                 0.00

                              Interest Due - Class C                                                            104,068.25
                              Interest Paid - Class C                                                           104,068.25
                              Shortfall - Class C                                                                     0.00
                              Carryover Shortfall - Class C                                                           0.00
                              Change in Carryover Shortfall - Class C                                                 0.00

                              Interest Due - Class D                                                            363,885.00
                              Interest Paid - Class D                                                           363,885.00
                              Shortfall - Class D                                                                     0.00
                              Carryover Shortfall - Class D                                                           0.00
                              Change in Carryover Shortfall - Class D                                                 0.00
                              Interest Due - Total                                                            4,883,282.45
                              Interest Paid - Total                                                           4,883,282.45
                              Shortfall - Total                                                                       0.00
                              Carryover Shortfall - Total                                                             0.00
                              Change in Carryover Shortfall - Total                                                   0.00

      Principal Allocations
                              First Allocation of Principal                                                           0.00
                              Second Allocation of Principal                                                 19,558,070.05
                              Third Allocation of Principal                                                  29,110,000.00
                              Regular Principal Allocation                                                   67,348,492.07
                              Total Principal Allocations                                                   116,016,562.12


      Principal Distribution Amounts
                              Principal Distribution - Class A-1                                            116,016,562.12
                              Principal Distribution - Class A-2                                                      0.00
                              Principal Distribution - Class A-3                                                      0.00
                              Principal Distribution - Class A-4                                                      0.00
                              Principal Distribution - Class B                                                        0.00
                              Principal Distribution - Class C                                                        0.00
                              Principal Distribution - Class D                                                        0.00

                              Certificate Distribution                                                                0.00

      Total Distribution                                                                                    123,100,402.42

      PORTFOLIO INFORMATION
                              Weighted Average Coupon                                                               5.94 %
                              Weighted Average Original Term (months)                                                57.43
                              Weighted Average Remaining Term                                                        40.19
                              Weighted Average Age (months)                                                          17.61
                              Remaining Number of Receivables                                                      168,155
                              Portfolio Receivable Balance (end of period)                                2,476,931,611.03
                                                    Discount Receivables                                  1,306,950,835.90
                                                    Non-Discount Receivables                              1,101,852,993.63
                              Adjusted Portfolio Receivable Balance (end of period)                       2,408,803,829.53

      OVERCOLLATERALIZATION INFORMATION
                              Overcollateralization Amount                                                   -5,428,507.93
                              Target Level of Overcollateralization                                          33,723,253.61

      NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                              Total Principal Losses for Collection Period                                    3,061,742.81
                              Recoveries and Liquidation Proceeds                                             1,513,418.02
                              Net Losses for Collection Period                                                1,548,324.79
                              Net Loss Rate for Collection Period(annualized)                                     0.7177 %

                              Cumulative Net Losses for all Periods($)                                        3,690,655.33
                              Cumulative Net Losses for all Periods(% of original portfolio)                      0.1230 %

                              Delinquent Receivables
                              Number of Contracts
                              31 - 60 Days Delinquent                                                                2,042
                              61 - 90 Days Delinquent                                                                  225
                              91 - 120 Days Delinquent                                                                  64
                              Over 120 Days Delinquent                                                                 377
                              Sub Total                                                                              2,708
                              Repossesions (# of vehicles)                                                             231
                              Total Number of Delinquencies and Repossesions                                         2,939

                              $ Amount of Delinquency
                              31 - 60 Days Delinquent                                                        30,118,926.63
                              61 - 90 Days Delinquent                                                         3,254,694.76
                              91 - 120 Days Delinquent                                                          915,056.83
                              Over 120 Days Delinquent                                                        5,935,193.72
                              Sub Total                                                                      40,223,871.94
                              Repossesions                                                                    3,970,784.32
                              Total Amount of Delinquencies and Repossesions                                 44,194,656.26

                              % of End Period Balance
                              31 - 60 Days Delinquent                                                             1.2160 %
                              61 - 90 Days Delinquent                                                             0.1314 %
                              91 - 120 Days Delinquent                                                            0.0369 %
                              Over 120 Days Delinquent                                                            0.2396 %
                              Sub Total                                                                           1.6239 %
                              Repossesions                                                                        0.1603 %
                              Total % of Delinquencies and Repossesions                                           1.7843 %


                              Monthly Net Loss Rate:
                              Current Collection Period                                                           0.0598 %
                              Preceding Collection Period                                                         0.0390 %
                              Second Preceding Collection Period                                                  0.0286 %
                              Three Month Average                                                                 0.0424 %
                              Annualized Average Net Loss Rate                                                    0.5093 %


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
